The Sheffield Funds, Inc.

Semi-Annual Report

April 30, 2000

Sheffield Total Return Fund

Sheffield Intermediate Term Bond Fund

Investment Advisor

Fund Administrator

Shareholder Servicing Agent

Sheffield Investment Management, Inc.

900 Circle 75 Parkway, Suite 750

Atlanta, Georgia 30339-3082

(770) 953-1597

The Sheffield Funds, Inc.

April 30, 2000

Dear Shareholder:

This report covers the performance and investment activities of the Sheffield Total Return Fund and Intermediate Term Bond Fund for the six month period beginning November 1, 1999 and ending April 30, 2000.

During this period of time, economic indicators continued to strengthen, causing increasing concern at the Federal Reserve regarding the reemergence of inflation. Interest rates moved modestly higher during the six months, resulting in poor market returns for bonds.

During March and April, the technology stock market "bubble" began showing definite signs of deflating. Many stocks which we considered to be vastly overpriced under the most optimistic growth assumptions quickly declined by 50% or more from their previous highs. With no forewarning, momentum investing (always a dangerous approach) was out and the old rules regarding the relationships between stock prices, interest rates, and a company's growth prospects began to reemerge.

The fastest growing technology companies now appear to be undergoing a period of reevaluation in the market place as rising interest rates and increasing inflation become of greater concern to investors. The investor perception that "interest rates don't matter to a company whose sales are growing at 30% or more per year" is no longer in vogue. The reality is that rising interest rates will hurt the fastest growers as much as, if not more than, the slowest growers.

TOTAL RETURN FUND

Philosophy

The Total Return Fund is a broadly diversified portfolio invested in securities across all economic sectors, as illustrated in the accompanying chart. Within each sector, we attempt to select companies which are experiencing increasing cash flow returns on their invested capital.

Industry Sector Analysis
	10/31/99	4/30/00
Basic Materials	3.2%	4.2%
Conglomerates	4.7%	1.3%
Consumer Cyclical	6.8%	9.6%
Consumer Non-Cyclical	20.7%	17.1%
Energy	4.5%	2.7%
Financial	13.7%	12.0%
Industrial	8.2%	8.6%
Technology	25.9%	37.3%
Utility	12.3%	7.1%

Furthermore, we seek out those companies experiencing faster earnings and dividend growth rates than the overall stock market. Growth rates alone, however, do not make for a superior investment opportunity, as it is easy to overpay for expected future growth. Our stock valuation model therefore aids us in determining whether the current price of a stock is reasonable relative to its expected future growth rate and other factors.

Investing Activities

During the past six months, we have taken substantial long-term capital gains from some of the Fund's most overvalued technology holdings. In a number of cases, stocks in the portfolio reached price levels which could not be justified given even the most optimistic assumptions for future growth in sales, assets, and profits.

These actions should not, however, be taken as a condemnation of the tech sector. In fact, our faith in the future desirability of owning high-tech companies is undiminished. Our style of investing calls for the patience to wait until we locate companies that can be acquired at reasonable prices in relation to their current and expected future profitability and asset growth rates. By mid-April, we were able to invest proceeds from the sale of higher-priced technology stocks in other tech stocks which had experienced significant price declines. The Fund now has a modestly overweighted position in the technology sector, as illustrated in the previous chart.

In addition to the gains taken in the technology sector, we sold the stocks of various financial and consumer products companies. The most pressing issues with financial companies are the future direction of interest rates and the concern about increasing inflation. There is no doubt about it - financial stocks are very cheap. Dividend levels are high and many of the companies represent solid "value" plays. When the tide begins to turn in favor of this sector, we expect to increase our ownership. Until the Federal Reserve declares victory in its battle to reverse today's inflationary trends, these stocks may continue to underperform. It seldom pays to fight the Fed.

Finally, we reduced or eliminated our holdings in consumer stocks such as Coca-Cola, Procter & Gamble, Colgate, and Hershey. According to our analysis, each of these stocks has been affected by declining sales growth rates coupled with low levels of asset growth. In mature companies as large as these, it is difficult to "grow the business" in a manner that creates new products with substantial sales growth opportunities. Thus, when sales of the "old" products lose some of their luster, there is little else about their business to keep investors enthused, who subsequently take their money and go elsewhere.

Performance

For the most of the six-month period ending April 30, the stock market's performance followed the script of 1998 and 1999. Value stocks, now nicknamed "old economy" stocks, continued to languish or decline in price while tech stocks continued to soar. This pattern, however, appears to have begun reversing course in mid-March. With another sharp drop in April, the recent pullback in technology stocks - although painful - should be healthy for attracting new investor capital to the area. This pullback also provides the opportunity for us to add a number of additional good tech stocks at more reasonable prices as mentioned above.

The Total Return Fund's return for the first six months was 4.5%, compared to a return of 7.2% for the S&P 500 Index and 1.5% for the Dow Jones Industrial Average.

INTERMEDIATE TERM BOND FUND

Philosophy

Our investment goals for this Fund are twofold. First, we seek to manage a portfolio of investment quality, intermediate-term corporate bonds. Intermediate-term bonds have demonstrated a history of generating higher total returns with lower volatility over long periods of time than have long-term bonds. Our Fund seeks to participate in this investment phenomena. Second, we seek a modest degree of capital appreciation by investing a small portion of our assets in two other types of investments. The first type is convertible securities, including convertible bonds and convertible preferred stocks. Second, we invest a modest portion of the Bond Fund's assets in high-yielding common stocks.

Out of the broad universe of fixed- and variable-rate instruments traded in the marketplace, our Fund focuses primarily on investment-quality corporate bonds which typically mature in one to ten years. We can, and do, buy bonds with maturity dates exceeding ten years as long as the average maturity of our entire bond portfolio does not exceed seven years. By concentrating on intermediate-term bonds rather than longer-term bonds, our Fund's current yield is never as high as it could be, but we avoid the extreme volatility experienced by longer-term bonds when interest rates fluctuate. Our stock holdings are acquired for the purpose of obtaining long-term capital gains coupled with high dividend yields relative to the yield of the overall stock market. Our philosophy anticipates that the capital appreciation we seek from our stock and convertible security holdings will help to offset the operating expenses incurred by the Fund over a three to five year period of time.

Performance

Throughout the six month period, we have continued to reduce the Fund's average bond maturity to 3.9 years at the end of April 2000 from 4.5 years at the beginning of November 1999. These relatively short average maturities result in less price decline than that experienced by longer-term bonds during a period of rising interest rates.

The rise in interest rates mentioned at the beginning of this report has occurred across the entire yield curve. Short-term bonds maturing in 1-2 years have seen their interest rates rise by approximately 70 basis points (0.7%) while bonds maturing in ten years or longer have experienced interest rates increases of approximately 35-50 basis points.

When interest rates increase, bond prices decline. For the six months ending April 30, 1999 the Bond Fund's total return was -0.75%, compared to a 0.54% return for the Lehman Brothers Corporate Intermediate Term Bond Index.

Very truly yours,

Roger A. Sheffield, CFA                                                   Caroline L. Scott, CFA

President                                                                              Treasurer

Sheffield Total Return Fund

Portfolio of Investments

April 30, 2000 (unaudited)

Short-Term Investments (0.6%)	Par	Value	Common Stocks - continued	Shares	Value	Common Stocks - continued	Shares	Value	Total Investments (100.1%)
UMB Bank Money Market			Computer Software (cont.)			Medical Products - 2.7%			(cost - $9,474,719)		$16,253,041
(cost - $96,625)	$96,625	$96,625	Symantec Corp.*	3,000	$187,313	Medtronic, Inc.	8,600	$446,662
					1,093,557				Options Outstanding (0.0%)	Contracts	Value
Common Stocks (94.9%)	Shares					Oil & Gas - 2.7%			Options Purchased
Auto - 1.3%			Conglomerates - 1.3%			Exxon Mobil Corp.	5,650	438,934	Parametric Technology Corp.
General Motors Corp.	2,200	$205,975	United Technologies Corp.	3,400	211,438				Call May/20	40 +	$250
						Retail - 8.3%
Banking - 8.5%			Electrical Equipment - 3.4%			Department Stores - 5.3%			Total Options Outstanding
Bank of New York Co., Inc.	4,545	186,629	Honeywell, Inc.	9,862	552,272	Dollar General Corp.	12,837	293,646	(Premiums paid - $17,122)		$250
Citigroup, Inc.	3,850	229,316				Wal-Mart Stores, Inc.	10,360	573,685
J.P. Morgan & Co., Inc.	1,330	170,739	Electronics - 1.1%					867,331	Other Assets, Less Liabilities (-0.1%)		$(7,740)
MBNA Corp.	13,000	345,312	Symbol Technologies, Inc.	3,200	178,400
State Street Corp.	2,700	261,563				Drug Stores - 1.2%			Net Assets (100%)		$16,245,551
Wells Fargo & Co.	4,570	187,656	Electronics - Semiconductor - 9.4%			Walgreen Co.	6,840	192,375
		1,381,215	Intel Corp.	6,680	847,107				Net Asset Value Per Share		$15.69
			Linear Technology Corp.	8,832	504,528	Specialty - 1.8%
Beverages - Soft Drink - 0.9%			National Semiconductor Corp.*	2,960	177,600	Gap, Inc.	4,100	150,675	* Non-income producing
Coca-Cola Co.	3,180	150,255			1,529,235	Lowe's Cos.	2,800	138,600
								289,275	+ One contract is exercisable for 100
Chemicals - Specialty - 4.2%			Financial - Misc/REIT - 1.2%			Utilities - Telephone - 7.1%			shares.
Avery Dennison Corp.	4,540	297,938	Apartment Investment &			AT&T Corp.	8,250	384,656
Ecolab, Inc.	9,790	382,422	Management Co.	4,800	190,800	Bell Atlantic Corp.	3,720	220,410
		680,360				MCI Worldcom, Inc.*	6,750	306,703
			Food Processing - 1.9%			SBC Communications, Inc.	5,500	240,969
Commercial Services - 1.0%			Philip Morris Cos., Inc.	14,500	317,187			1,152,738
Reynolds & Reynolds Co.	6,600	156,750
			Household Products - 1.0%			Total Common Stocks
Communications Equip. Mfg. - 3.9%			Clorox Co.	4,500	165,375	(cost - $8,619,610)		$15,416,891
Covad Communications Group, Inc.*	6,400	177,600
Lucent Technologies, Inc.	4,315	268,339	Insurance - 2.3%			Convertible Bonds (4.6%)	Par	Value
Nokia Corp. ADR	3,200	183,200	American International Group, Inc.	3,341	366,466	Commscope, Inc. Conv 4.0%
		629,139				Notes 12/15/06	$100,000	$122,875
			Internet - 0.8%			Dura Pharmaceuticals, Inc. 3.5%
Computer Hardware - 13.1%			America Online, Inc.*	2,280	136,800	Conv. Sub Notes 7/15/02	135,000	110,025
American Power Conversion Corp.*	4,400	155,375				National Data Corp. 5.0%
Cisco Systems, Inc.*	13,080	906,812	Manufacturing - 2.4%			Conv. Sub. Notes 11/1/03	350,000	295,312
Hewlett Packard Co.	1,200	162,000	Illinois Tool Works, Inc.	6,030	386,297	Thermo Instrument Systems
SCI Systems, Inc.*	17,000	905,250				4.5% Conv. Deb. 10/15/03	230,000	211,313
		2,129,437	Medical - Pharmaceutical - 9.7%
			Abbott Laboratories	11,000	422,812	Total Convertible Bonds
Computer Software - 6.7%			Johnson & Johnson	3,700	305,250	(cost - $758,484)		$739,525
BMC Software, Inc.*	4,700	220,019	Merck & Co., Inc.	6,700	465,650
Microsoft Corp.*	7,700	537,075	Schering-Plough Corp.	9,300	374,906
Novell, Inc.*	7,600	149,150			1,568,618

Sheffield Intermediate Term Bond Fund

Portfolio of Investments

April 30, 2000 (unaudited)

Short-term Investments (1.8%)	Par	Value	Corporate Bonds and Notes - continued Par		Value	Corporate Bonds and Notes - continued Par		Value	Corporate Bonds and Notes - continued Par		Value
UMB Bank Money Market			Chemicals - Specialty - 3.2%			Household Products - 3.1%			Utilities (cont.)
(cost - $160,763)	$160,763	$160,763	Praxair, Inc. 6.75% Notes 3/1/03	$300,000	$291,264	Procter & Gamble Co. 5.25%			Telephone - 9.1%
						Notes 9/15/03	$300,000	$281,913	Airtouch Communications, Inc.
Common Stocks (11.1%)	Shares		Commercial Services - 1.3%						7.0% Notes 10/1/03	$150,000	$146,465
Auto - 1.5%			Browning-Ferris Industries, Inc.			Oil & Gas - 6.2%			GTE Hawaiian Telephone Co., Inc.
General Motors Corp.	1,450	$135,756	6.375% Sr. Notes 1/15/08	150,000	113,418	Conoco, Inc. 5.9% Sr. Notes			6.75% 1st Mortgage 2/15/05	300,000	285,798
						4/15/04	350,000	330,865	MCI Worldcom, Inc. 6.125% Sr.
Banking - 1.8%			Computer Software - 2.7%			Kinder Morgan, Inc. 6.8% Sr.			Notes 8/15/01	250,000	246,792
J.P. Morgan & Co.	1,240	159,185	First Data Corp. 6.625% Notes			Notes 3/1/08	250,000	229,100	Pacific Bell 5.875% Deb. 2/15/06	154,000	142,593
			4/1/03	250,000	241,635			559,965			821,648
Chemicals - 2.2%
Du Pont (E.I.) De Nemours & Co.	1,049	49,762	Containers - 2.6%			Personal & Business Credit - 11.6%			Total Bonds and Notes
Minnesota Mining & Mfg. Co.	1,695	146,830	Crown Cork & Seal Co., Inc.			Associates Corp. NA 6.375% Sr.			(cost - $7,417,828)		$6,948,447
		196,592	6.75% Notes 4/15/03	250,000	233,592	Notes 10/15/02	250,000	243,185
						Caterpillar Financial Services Corp.			Convertible Bonds (9.3%)	Par	Value
Communications - 1.0%			Diversified - 2.4%			5.836% Med. Term Notes 5/1/00	200,000	200,000	ALZA Corp. 5.0% Conv. Sub.
SBC Communications, Inc.	2,070	90,692	ITT Corp. 6.75% Notes			Ford Motor Credit Co. 6.125%			Deb. 5/1/06	$250,000	$298,438
			11/15/05	150,000	133,056	Notes 1/9/06	50,000	45,883	Dura Pharmaceuticals, Inc. 3.5%
Electrical Equipment - 1.2%			Service Corp. International			Household Finance Corp. 6.7%			Conv. Sub. Notes 7/15/02	75,000	61,125
Eastman Kodak Co.	1,950	109,931	6.875% Notes 10/1/07	150,000	86,250	Notes 6/15/02	180,000	175,482	National Data Corp. 5.0% Conv.
					219,306	Sears Roebuck Acceptance Corp.			Sub. Notes 11/1/03	300,000	253,125
Food Processing - 0.6%						5.87% Notes 1/8/01	248,000	245,594	Thermo Instrument Systems, Inc.
Philip Morris Cos., Inc.	2,735	59,828	Entertainment/Leisure - 3.0%			Sears Roebuck Acceptance Corp.			4.5% Conv. Deb. 10/15/03	250,000	229,688
			Mattel, Inc. 6.0% Notes 7/15/03	300,000	273,279	6.75% Notes 9/15/05	150,000	140,717
Manufacturing - Machinery - 1.3%								1,050,861	Total Convertible Bonds
Caterpillar, Inc.	2,890	113,974	Financial - Insurance - 3.1%						(cost - $865,762)		$842,376
			Loews Corp. 6.75% Notes 12/15/06	300,000	281,697	Retail - Department Stores - 2.4%
Oil & Gas - 1.5%						JC Penney Co., Inc. 6.125% Notes			Total Investments (99.1%)
Exxon Mobil Corp.	1,790	139,061	Financial Services - 4.2%			11/15/03	255,000	212,224	(cost - $9,267,070)		$8,956,605
			Bear Stearns Cos., Inc. 6.7% Sr.
Total Common Stocks			Notes 8/1/03	200,000	193,232	Transportation - Railroad - 2.8%			Other Assets, Less Liabilities (0.9%)		$84,795
(cost - $822,717)		$1,005,019	Countrywide Funding Corp. 6.875%			Union Pacific Corp. 7.375% Notes
			Guaranteed Notes 9/15/05	200,000	189,888	5/15/01	250,000	248,747	Net Assets (100%)		$9,041,400
Corporate Bonds and Notes (76.9%)	Par	Value			383,120
Banking - 9.2%						Utilities - 12.6%			Net Asset Value Per Share		$8.73
Bank One Corp. 7.25% Sub.			Food Processing - 3.9%			Electric & Gas - 1.5%
Notes 8/1/02	$250,000	$248,052	Nabisco, Inc. 7.05% Notes 7/15/07	150,000	132,984	Baltimore Gas & Electric Co. 6.5%
First Union National Bank/NJ			Philip Morris Cos., Inc. 6.375%			1st Ref. Mortgage Bonds 2/15/03	140,000	136,095
7.125% Sub. Notes 10/15/06	100,000	95,994	Notes 2/1/06	250,000	217,288
J.P. Morgan & Co., Inc. 7.625%					350,272	Natural Gas - 2.0%
Sub. Notes 9/15/04	250,000	249,202				Williams Cos., Inc. 6.25% Deb.
MBNA Corp. 6.875% Sr. Notes			Healthcare - 2.6%			2/1/06	200,000	183,600
6/1/05	250,000	233,975	Cardinal Health, Inc. 6.5% Notes
		827,223	2/15/04	250,000	238,588

Financial Statements

Statements of Assets and Liabilities			Statements of Operations			Statements of Changes in Net Assets			Statements of Changes in Net Assets
April 30, 2000 (unaudited)			For the six months ended April 30, 2000 (unaudited)			For the six months ended April 30, 2000 (unaudited)			For the six months ended April 30, 2000 (unaudited)
	Sheffield	Sheffield		Sheffield	Sheffield	and for the year ended October 31, 1999			and for the year ended October 31, 1999
	Total	Intermediate		Total	Intermediate		Sheffield Total			Sheffield Intermediate
	Return	Term Bond		Return	Term Bond		Return Fund			Term Bond Fund
	Fund	Fund		Fund	Fund		Six Months			Six months
Assets:			Investment income				ended	Year ended		ended	Year ended
							4/30/00	10/31/99		4/30/00	10/31/99
Investments at value (cost of			Interest	$33,720	$314,725	Increase (Decrease) in Net Assets:			Increase (Decrease) in Net Assets:
$9,491,841 and $9,267,070			Dividends	97,948	15,973	Operations:			Operations:
respectively)	$16,253,291	$8,956,605				Net investment income	$(17,787)	$48,637	Net investment income	$251,827	$530,229
			Total income	131,668	330,698	Net realized gain on investments	4,273,895	2,186,575	Net realized gain on investments	(169,293)	(9,480)
Receivables:						Net gain (loss) on options	(95,280)	95,711	Change in unrealized
Interest	12,692	119,713	Expenses:			Net realized loss on futures	-	(16,926)	appreciation on investments	(189,343)	(594,752)
Dividends	9,856	939				Change in unrealized			Increase in net assets from
Portfolio securities sold	29,308	-	Investment advisory fee	87,522	54,679	appreciation on investments	(3,349,760)	1,003,088	operations	(106,809)	(74,003)
Prepaid insurance	6,475	3,878	Investment advisory fee waived	-	(13,668)	Increase in net assets from
Total assets	16,311,622	9,081,135	Administration fee	24,000	24,000	operations	811,068	3,317,085
			Administration fee waived	-	(12,500)
Liabilities:			Transfer agency fee	5,000	5,000	Dividends to shareholders from:			Dividends to shareholders from:
			Distribution expenses	3,751	3,429	Net investment income	(14,781)	(41,860)	Net investment income	(266,015)	(524,355)
Investment securities purchased	31,335	-	Custodian fees	5,789	2,278	Realized gains	(2,202,562)	(3,150,164)	Realized gains	-	(149,512)
Redemptions	-	24,700	Registration and filing fees	1,877	1,374	Total distributions to shareholders	(2,217,343)	(3,192,024)	Total distributions to shareholders	(266,015)	(673,867)
Accrued expenses	34,736	15,035	Professional fees	13,485	8,801
Total liabilities	66,071	39,735	Directors fees	2,400	2,400	Capital transactions:			Capital transactions:
			Printing and postage	549	75	Proceeds from shares issued			Proceeds from shares issued
Net Assets Consisting of:			Insurance expense	3,933	2,368	through exchange	7,069	1,000	through exchange	-	3,899,334
			Other	1,149	635	Proceeds from reinvestment of			Proceeds from reinvestment of
Undistributed net investment						dividends	1,528,089	2,611,177	dividends	266,015	673,867
income	(5,716)	30,130	Total expenses	149,455	78,871	Proceeds from other shares sold	19,000	1,032,871	Proceeds from other shares sold	120,900	3,055,570
Accumulated net realized gain						Cost of shares reacquired through			Cost of shares reacquired through
(loss)	4,082,457	(178,712)	Net investment income	(17,787)	251,827	exchange	-	(3,899,334)	exchange	(7,069)	(1,000)
Unrealized appreciation						Cost of other shares reacquired	(3,404,477)	(6,509,583)	Cost of other shares reacquired	(3,646,127)	(2,016,236)
(depreciation) on investments	6,761,450	(310,465)	Realized and Unrealized Gain			Decrease in net assets from			(Increase) decrease in net assets
Paid-in capital applicable to			(Loss) on Investments:			capital share transactions	(1,850,319)	(6,763,869)	from capital share transactions	(3,266,281)	5,611,535
1,035,349 and 1,035,688 shares
outstanding, respectively, of			Net realized gain (loss) on			Total decrease	(3,256,594)	(6,638,808)	Total increase (decrease)	(3,639,105)	4,863,665
$.001 par value capital stock;			investments	4,273,895	(169,293)
5,000,000 shares authorized in			Net realized loss on options	(95,280)	-	Net Assets:			Net Assets:
each fund	5,407,360	9,500,447	Change in unrealized			Beginning of period	19,502,145	26,140,953	Beginning of period	12,680,505	7,816,840
			appreciation on investments	(3,349,760)	(189,343)	End of period	$16,245,551	$19,502,145	End of period	$9,041,400	$12,680,505
Net Assets	$16,245,551	$9,041,400
			Net gain (loss) on investments	828,855	(358,636)	Capital transactions in number of shares:			Capital transactions in number of shares:
Net Asset Value Per Share	$15.69	$8.73				Shares issued through exchange	446	60	Shares issued through exchange	-	411,348
			Net increase (decrease) in net			Shares issued in connection with			Shares issued in connection with
See accompanying notes to financial statements.			assets from operations	$811,068	$(106,809)	reinvestment of dividends	98,573	170,665	reinvestment of dividends	30,206	72,353
						Other shares sold	1,110	59,137	Other shares sold	13,450	321,332
						Shares reacquired through			Shares reacquired through
						exchange	-	(234,312)	exchange	(798)	(111)
						Other shares reacquired	(215,270)	(387,687)	Other shares reacquired	(412,891)	(214,945)
						Net decrease in shares outstanding	(115,141)	(392,137)	Net (increase) decrease in shares
									outstanding	(370,033)	589,977

						See accompanying notes to financial statements.

Financial Highlights

For a share outstanding throughout the period.
			Sheffield Total Return Fund
	Six Months		Year ended October 31,
	Ended
	April 30, 2000	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 16.95	$ 16.95	$ 18.47	$ 15.02	$ 12.86	$ 11.53
Income from investment operations:
Net investment income	(0.02)	0.04	0.01	0.03	0.09	0.11
Net gains on securities (both realized
and unrealized)	0.75	2.06	0.57	4.38	2.67	1.68
Total from investment operations	0.73	2.10	0.58	4.41	2.76	1.79

Less distributions:
Dividends (from net investment income)	(0.01)	(0.03)	-	(0.09)	(0.11)	(0.12)
Distributions (from realized gains)	(1.98)	(2.07)	(2.10)	(0.87)	(0.49)	(0.34)
Total distributions	(1.99)	(2.10)	(2.10)	(0.96)	(0.60)	(0.46)

Net Asset Value, end of period	$ 15.69	$ 16.95	$ 16.95	$ 18.47	$ 15.02	$ 12.86

Total return	4.50%	13.71%	3.50%	30.79%	22.36%	16.33%
Ratios/supplemental data:
Net assets, end of period (000's)	$16,246	$19,502	$26,141	$28,626	$25,257	$21,565
Ratio of expenses to average net assets	1.70%*	1.58%	1.45%	1.39%	1.44%	1.60%
Ratio of net investment income to average net assets	(0.20%)	0.22%	0.07%	0.18%	0.66%	0.90%
Portfolio turnover rate	67.60%*	36.48%	49.62%	42.09%	57.17%	55.16%

* Annualized
See accompanying notes to financial statements.

Financial Highlights

For a share outstanding throughout the period.
		Sheffield Intermediate Term Bond Fund
	Six Months		Year ended October 31,
	Ended
	April 30, 2000	1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 9.02	$ 9.58	$ 9.68	$ 9.70	$ 9.59	$ 9.06
Income from investment operations:
Net investment income	0.20	0.41	0.44	0.45	0.46	0.53
Net gains (losses) on securities (both realized
and unrealized)	(0.27)	(0.42)	0.10	0.37	0.24	0.60
Total from investment operations	(0.07)	(0.01)	0.54	0.82	0.70	1.13

Less distributions:
Dividends (from net investment income)	(0.22)	(0.40)	(0.43)	(0.47)	(0.47)	(0.57)
Distributions (from realized gains)	-	(0.15)	(0.21)	(0.37)	(0.12)	(0.03)
Total distributions	(0.22)	(0.55)	(0.64)	(0.84)	(0.59)	(0.60)

Net Asset Value, end of period	$ 8.73	$ 9.02	$ 9.58	$ 9.68	$ 9.70	$ 9.59

Total return	(0.75%)	(0.22%)	5.63%	8.97%	7.64%	12.89%
Ratios/supplemental data:
Net assets, end of period (000's)	$9,041	$12,681	$7,817	$7,776	$6,860	$7,734
Ratio of expenses to average net assets	1.44%*+	1.37%+	1.59%+	1.69%+	1.86%+	1.78%+
Ratio of net investment income to average net assets	4.61%*	4.32%	4.59%	4.87%	4.87%	5.61%
Portfolio turnover rate	3.37%*	23.75%	35.31%	46.54%	33.65%	34.99%

* Annualized
+ Without the waiver of advisory and administration fees, the ratios of expenses to average net assets for the Intermediate
Term Bond Fund would have been 1.91%, 1.83%, 2.16%, 2.28%, 2.47%, and 2.03% for the period ending April 20, 2000 and for the years ending 1999, 1998, 1997, 1996, and 1995, respectively.

See accompanying notes to financial statements.

Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies. The Sheffield Funds, Inc. (SFI) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. SFI consists of two separate funds, the Sheffield Total Return Fund (the "Total Return Fund") and the Sheffield Intermediate Term Bond Fund (the "Bond Fund"), each of which represents a separate portfolio of investments (collectively, "the Funds"). SFI commenced operations on April 2, 1990. The following is a summary of significant accounting policies followed by SFI:

A.   Security Valuation - Equity securities listed or traded on a national securities exchange are valued at the last sale price on the day of valuation or, if no sale is reported, at the latest bid price. Bonds and other fixed income securities are valued on the basis of prices furnished by an independent pricing service. Convertible bonds are valued at the mean of bid and asked prices if available, or if not available, on the basis of prices furnished by an independent pricing service. Short-term obligations with maturities of sixty days or less are valued at amortized cost, which approximates market.

B.   Security Transactions and Related Investment Income - Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the amortization of discounts and premiums on the purchase of debt securities. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

C.   Futures Contracts - The Funds may purchase financial futures contracts in order to invest excess cash or to provide liquidity for redemption requests. The Funds may sell financial futures as a means to reduce market risk. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Funds dependent on the daily fluctuations in the value of the unrealized gains and losses on the futures contracts. If the Funds enter into a closing transaction, the Funds will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. The Funds may be subject to risk upon entering into futures contracts resulting from the imperfect correlation of prices between the futures and securities markets. At April 30, 2000, there were no open futures contracts.

D.   Options Written & Purchased - When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current market value of the option written. A covered call option entitles the holder to the right to buy the underlying security which the Funds own at any time during the option period at the stated exercise price. A put option entitles the holder to the right to sell the underlying security to the Funds at any time during the option period at the stated exercise price. Premiums received from writing options which expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds as writer of an option bear the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put options on securities in order to protect the securities against a decline in market value. A purchased put option entitles the Funds to sell the underlying security at the option exercise price at any time during the option period. By purchasing a put option, the Funds are able to protect the unrealized gain in the appreciated underlying security without actually selling the security. Any losses realized by the Fund upon expiration of the put options are limited to the premiums paid for the purchase of such options plus any transaction costs.

The Funds may also buy call options on securities which they intend to purchase in order to limit the risk of a substantial increase in the market price of such securities. A call option entitles the Funds to the right to buy the underlying securities from the option writer at a stated exercise price. Any losses realized by the Funds upon expiration of the call options are limited to the premiums paid for the purchase of such options, plus any transaction costs.

E.   Federal Income Taxes - No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and make distributions of investment income and net realized capital gain, if any, to relieve it from all federal income taxes.

At April 30, 2000, the aggregate cost of securities for federal income tax purposes for the Total Return Fund was $9,553,785 and net unrealized appreciation aggregated $6,761,450 of which $6,996,313 related to appreciated securities and $234,863 related to depreciated securities. The aggregate tax cost of securities for the Bond Fund was $9,267,070 and net unrealized depreciation aggregated $310,465, of which $279,592 related to appreciated securities and $590,057 related to depreciated securities.

F.   Dividends and Distributions to Shareholders - Dividends and distributions are recorded by the Funds on the ex-dividend date. The primary reason for the difference between net investment income and realized gains and the related distributions relates to the regulatory timing and calculation of distribution.

G.   Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Investment Advisory and Other Agreements. Sheffield Investment Management, Inc. (SIMI) serves as the investment adviser, transfer agent and administrator for SFI. Pursuant to the terms of the Investment Advisory Agreement between SIMI and SFI, SIMI receives an investment advisory fee from each fund. This fee is accrued daily and paid monthly.

The fee is based on an annual rate of 1% of the first $50 million of each fund's net assets; .75% of the next $50 million of net assets and .6% of net assets in excess of $100 million. Beginning April 1, 1993, SIMI has been waiving advisory fees for the Bond Fund to a level of .75% of net assets. Total advisory fees waived during the six month period ended April 30, 2000, amounted to approximately $14,100.

SFI has entered into an Administrative Agreement with SIMI pursuant to which SIMI provides various administrative services required by the Funds. For its services, SIMI receives a fee from each fund at the annual rate of the greater of .15% of each fund's average daily net assets or the actual cost to SIMI to provide such services up to $48,000 per fund. During the six month period ended April 30, 2000, SIMI waived administrative fees to the Bond Fund amounting to $12,500.

In accordance with a Transfer Agency Agreement with SFI and SIMI, various services are provided to the stockholders of the Funds. These services include, in part, the processing of purchase and redemption requests, transfer and exchange requests, distributions and general stockholder inquiries. For its services SIMI receives from each fund a monthly fee at an annual rate of the greater of $10,000 per fund or $15 per stockholder account.

Alpha-Line Investments, Inc. (the Underwriter), an affiliate of SIMI, is the principal and underwriter for SFI pursuant to a Distribution Agreement. Each fund has agreed to pay the Underwriter, pursuant to a Rule 12b-1 Plan of Distribution, such amounts as necessary in order to reimburse distribution, maintenance, service cost, and overhead with respect to marketing the shares of each fund. The total allowable amount of fund reimbursement to the Underwriter is limited to .0625% per quarter of each fund's net asset value.

Note 3. Securities Transactions. For the six month period ended April 30, 2000, purchases and sales proceeds of securities, other than short-term and U.S. Government Securities, for each of the Funds were as follows:

Total Return		Intermediate Term
Fund		Bond Fund
Purchases	Sales	Purchases	Sales
$5,934,531	$5,838,333	$181,972	$3,315,602

For the six month period ended April 30, 2000, the Total Return Fund had the following transactions in written call options:

	Number of Contracts	Costs
Options outstanding at
October 31, 1999	50	$32,345
Options written	95	42,045
Options closed	(95)	(59,954)
Options expired	(50)	(14,436)
Options exercised	0	0
Options outstanding at
April 30, 2000	0	$0

Note 4. Related Party Stockholders. At April 30, 2000, the Sheffield Investment Management, Inc. Profit Sharing Plan owned 11,911 shares of the Bond Fund and 10,770 shares of the Total Return Fund. The President of SIMI and related family members owned 704 shares of the Total Return Fund.

Note 5. Capital Loss Carryover. At October 31, 1999, capital loss carryovers available to offset possible future capital gains of the Bond Fund were $9,480, expiring in 2007.

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The Sheffield Funds, Inc.

900 Circle 75 Parkway

Suite 750

Atlanta, Georgia 30339-3082

(770) 953-1597

Legal Counsel

Kilpatrick Stockton

Atlanta, Georgia 30309

Custodian

UMB Bank, n.a.

Kansas City, Missouri 64141

Independent Public Accountants

PricewaterhouseCoopers LLP

Atlanta, Georgia 30309

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of The Sheffield Funds, Inc.